UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

WESTERN PLAINS ENERGY, L.L.C.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN PLAINS ENERGY, L.L.C.

3022 County Road 18

Oakley, Kansas 67748

NOTICE OF ANNUAL MEETING OF MEMBERS

June 11, 2007

The annual meeting of the members of Western Plains Energy, L.L.C. (the “Company”) will be held on June 11, 2007 at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas, and will commence at 7:00 p.m., local time, for the following purposes:

1.                                       To elect three managers to serve on the Board of Managers;

2.                                       To ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent accountants for the fiscal year ending September 30, 2007;

3.                                       To approve an amendment to the Operating Agreement to eliminate the freight allowance provided to Class A members;

4.                                       To transact such other business as may properly come before the meeting or any adjournment thereof; and

5.                                       To approve the adjournment or postponement of the meeting, if necessary or appropriate if there are insufficient votes at the time of the meeting to approve and adopt any of Items 1 through 4.

The Board of Managers has fixed the close of business on May 4, 2007 as the record date for determining the members of the Company entitled to notice of, and to vote at, the meeting.  Accordingly, only members of record on the books of the Company at the close of business on May 4, 2007 will be entitled to notice of the meeting and to vote by mail-in ballot.

All members are cordially invited and urged to attend the annual meeting in person.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WRITE-IN BALLOT IN ORDER TO CAST YOUR VOTE FOR THE NOMINEES FOR THE BOARD OF MANAGERS, FOR THE COMPANY’S AUDITORS AND FOR THE AMENDMENT TO THE OPERATING AGREEMENT AS PROMPTLY AS POSSIBLE.  A PRE-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE.  MEMBERS WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING FOR THE BOARD OF MANAGERS OR APPROVAL OF THE AUDITORS.

A proxy statement explaining the matters to be acted upon at the meeting follows.  Please read it carefully.

May 16, 2007	By Order of the Board of Managers,

/s/ Ben Dickman
Ben Dickman, Secretary

PROXY STATEMENT

WESTERN PLAINS ENERGY, L.L.C.

2006 ANNUAL MEETING OF MEMBERS

June 11, 2007

The Board of Managers of Western Plains Energy, L.L.C., a Kansas limited liability company (the “Company”), is furnishing this proxy statement to you in connection with the solicitation of write-in ballots for use at the annual meeting of members of the Company to be held at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas, on June 11, 2007 at 7:00 p.m., local time, and at any and all adjournments of such meeting, for the purposes set forth herein and in the accompanying notice of annual meeting.  This proxy statement and the enclosed write-in ballot were first sent to members entitled to vote on or about May 17, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US ONE.

If the enclosed mail-in ballot is executed and received by the Company by June 10, 2007, the membership units owned by you will be counted in accordance with the vote contained therein.  EXECUTED MAIL-IN BALLOTS THAT CONTAIN NO VOTE WILL BE COUNTED FOR THE PURPOSE OF DETERMINING WHETHER A QUORUM OF MEMBERS IS PRESENT AT THE MEETING BUT WILL BE COUNTED AS “WITHHELD” FOR EACH NOMINEE FOR MANAGER AND “ABSTAIN” FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS AND THE PROPOSED AMENDMENT TO THE OPERATING AGREEMENT.

Members who wish to change their vote after mailing their ballot should execute and deliver a new ballot bearing a later date.  However, all ballots must be received by the voting deadline in order to be counted.  If a member wishing to change his vote does not have an additional ballot, he should contact the Company and request that one be delivered to him.

Solicitation

The cost of the meeting (which we consider normal for an uncontested election of managers), including the cost of preparing and mailing this proxy statement and write-in ballot, will be borne by the Company.  The Company may use the services of its managers, officers, employees and contractors to solicit write-in ballots, personally or by telephone, but at no additional salary or compensation.

Voting Rights and Outstanding Capital Units

Only members of record at the close of business on May 4, 2007 are entitled to receive notice and to vote in connection with the annual meeting.  At the close of business on April 27, 2007, the Company had issued and outstanding 2,286 Class A capital units; 1,744 Class B capital units; and 50 Class C capital units.

The following discussion summarizes the voting rights associated with each class of units:

Each holder of Class A units may cast one vote on each matter presented for a vote of the members, regardless of the number of Class A capital units owned by such member.  Because there are 516 Class A capital unit holders, Class A unit holders as a group are entitled to 516 votes.

Each holder of Class B and Class C units may cast one vote for each capital unit owned by the holder on each matter presented for a vote of the members (the holders of the Class B units and the Class C units vote together as a single class).  Because there are 1,794 Class B and C capital units issued and outstanding, Class B and C unit holders as a group are entitled to 1,794 votes.

A detailed explanation of the voting rights and the procedures for voting by mail-in ballot can be found under “Matters to be Voted On-Election of Managers-Amendment to Operating Agreement” below.

The receipt by the Company of mail-in ballots from the combination of at least 10% of the Company’s Class A members, Class B members owning 10% of the Company’s outstanding Class B capital units and Class C members owning 10% of the outstanding Class C capital units is required to have the necessary quorum of members to convene the annual meeting.

All votes will be tabulated by the inspector of the election appointed for the annual meeting.  The inspector will separately tabulate votes cast for nominees as managers, the ratification of the auditor, and the approval of the amendment to the Operating Agreement, votes withheld from any and all managers, votes against the auditor, votes against the amendment to the Operating Agreement and abstentions.  Votes withheld from any or all managers and abstentions will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes for or against any nominee, the ratification of the auditor or the approval of the amendment to the Operating Agreement.

Mail-in Ballots

Members cannot vote in person or by proxy at the annual meeting for nominees to serve on the Board of Managers, for ratification of the auditors or for approval of the amendment to the Operating Agreement.  The enclosed mail-in ballot is the only means by which a member may vote his, her or its membership units for the Board of Managers, to ratify the auditors and to approve the amendment to the Operating Agreement.  If the enclosed mail-in ballot is properly executed and received by the Company by June 10, 2007, the units represented by the ballot will be counted in accordance with the vote contained therein. Members are urged to specify their choices by marking the appropriate boxes on the enclosed mail-in ballot.  Class A Members must complete the Class A Member Mail-in Ballot.  Class B & C Members must complete the Class B & C Member Mail-in Ballot.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR MAIL-IN BALLOT PROMPTLY SO YOUR VOTES CAN BE COUNTED.

If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed mail-in ballot, please call Western Plains Energy, L.L.C. at (785) 672-8810 and ask for Steven McNinch.

MATTERS TO BE VOTED ON

ITEM 1:  ELECTION OF MANAGERS

One of the purposes of the annual meeting is to elect three members to the Board of Managers.  The current Board of Managers consists of eight individuals (with one existing vacancy) who have occupied their positions since the last annual meeting.  As required by the Company’s Third Amended and Restated Operating Agreement (“Operating Agreement”), the terms of two of the mangers (Jeff Torluemke and Ben Dickman) expire at this annual meeting and the members are required to elect two individuals to serve in the place of those managers.  In addition, one manager (Robert Casper) resigned on January 22, 2007 and the members are required to elect one individual to replace him.

The Company’s Operating Agreement provides that beginning with the elections at the first annual meeting, the Class B and C members, voting together as a separate class, will always have the right to elect at least one person to the Board of Managers and the Class A Members will always have the right to elect at least one manager.  The Class B and C members, voting together as a separate class, will elect one additional person to the Board of Managers for each additional 11% of the total Capital Units that are Class B Units if the percentage of the total equity raised in our initial public offering (“Offering”) through the sale of Class B Units was more than 22%.  Because the percentage of equity obtained through the sale of Class B units in that Offering was at least 33% but less than 44%, according to the chart contained in Section 8.4(b) of the Operating Agreement, the Board of Managers shall consist of six managers elected by the Company’s Class A members (“Class A Managers”) voting as a separate class; and three managers elected by the Company’s Class B and C members (“Class B and C Managers”) voting together as a separate class.

Current Managers and Officers

The following table reflects the current managers and executive officers of the Company as of the date of this proxy statement:

Name	Age	Positions With the Company	Term of Office	Manager Since

Jeff Torluemke(1)(4)	47	Board President, Manager	2006 Annual Meeting *	2001

Richard Sterrett(2)	62	Chief Financial Officer, Board Vice President, Manager	2008 Annual Meeting	2001

Ben Dickman(1)(2)	52	Board Secretary, Manager	2006 Annual Meeting	2001

Brian Baalman(2)(3)	48	Manager	2007 Annual Meeting	2001

Ron Blaesi(1)(2)	57	Manager	2007 Annual Meeting	2001

Scott Foote(2)	30	Manager	2008 Annual Meeting	2006

Gary Johnson(3)(4)	59	Manager	2008 Annual Meeting	2001

David Mann(1)(2)(3)	54	Manager	2007 Annual Meeting	2001

Steven McNinch(5)	38	Chief Executive Officer, General Manager	N/A(5)	N/A

*                 The 2006 annual meeting is held following completion of the 2006 fiscal year, in calendar 2007.  Each successive meeting date is calculated similarly.

(1)          Member of the Audit Committee.

(2)          Member of the Risk Management Committee.

(3)          Member of the Nominating Committee.

(4)          Member of the Compensation Committee.

(5)          The Chief Executive Officer and General Manager serves at the pleasure of the Board.

The following two individuals have been nominated to serve as Class A Managers to fill the two vacancies which will occur at the upcoming meeting:

Jeff Torluemke

Ben Dickman

There is presently a vacancy on the Board for a Class B and C Manager.  The following individuals are nominated for the members’ consideration to fill the one Class B and C vacancy:

Harry Joe Pratt

Troy Sporer

Jeff Rosskam

Harvey Heire

The following information summarizes the business experience for at least the last five years, of the managers, officers of the Company, and persons nominated to be managers of the Company:

Managers Whose Terms Continue:

Richard Sterrett.  Mr. Sterrett has been a member of our Board since our company’s inception and has also served as our Chief Financial Officer and Vice President of the Board since that time.  Mr. Sterrett attended Fort Hays State College.  He has been farming in the Quinter, Kansas area since 1961.  He owned Sterrett Chemical Co. for 35 years until 2003, is the owner and manager of SCI Sales, Inc.  He currently serves on the Ogallala Aquifer Management Committee to the Governor of Kansas, and is a member of the Smoky Hill-Saline Basin Advisory Committee to the Kansas Water Authority.  He was the past chairman of the board of trustees of the Gove County Medical Center, and a past board member of the Northwest Kansas Groundwater Management District, the Kansas Fertilizer and Chemical Institute, and Williams Company’s Dealer Advisory Council.

Brian Baalman.  Mr. Baalman has been a member of our Board since our company’s inception.  He has been farming in Sheridan, Thomas and Gove counties in Kansas since 1974.  He also owns a 10,000-head feed yard that he leases to a third party.  He is a lifetime resident of Menlo, Kansas.  Mr. Baalman is currently the President of the Kansas Corn Growers Association and is a commissioner on the Kansas Corn Commission.  He also serves on the National Corn Growers Ethanol Committee.  He has previously served as President of the Northwest Kansas Corn Growers Association and as a member of his local church board.

Ron Blaesi.  Mr. Blaesi has been a member of our Board since our company’s inception.  He received a Bachelor of Science degree in History from Kansas State University in 1971.  Mr. Blaesi has been a cash grain farmer since 1971 in the Sharon Springs area of Kansas.  He has held various positions on the Kansas Corn Commission, National Corn Growers Association, as well as the U.S. Grain Council.  He has also previously served as President of the Wallace County Farm Bureau, the Northwest Kansas Farm Management Association, Northwest Kansas Agricultural Tax Service, Wallace County Historical Society and United Methodist Men.  Mr. Blaesi has also served on the Board of Directors of the Wallace County Farmers Union.

Scott Foote.  Mr. Foote was elected to our Board in March 2006.  He grew up on a farm in Bucyrus, Kansas and moved to Hoxie when his family purchased Hoxie Feedyard in 1997. He currently acts as manager of Hoxie Feedyard.  He graduated from Kansas State University in 1997 with a bachelor’s degree in Agricultural Economics and in 2004 with a master’s degree in Agribusiness.  Mr. Foote is a member of Hoxie Elks Lodge, Hoxie Rotary Club, Kansas Cattlemen’s Association and R-CALF United Stockgrowers of America.

Gary Johnson.  Mr. Johnson has been a member of our Board since our company’s inception.  He graduated from Cowley County Junior College.  He has been co-owner of Mitten Truck Stop, Inc. for the past 38 years, and currently serves on the board of the Kansas Petroleum Marketers Association.  He is a past board member of the National Texaco Travel Plaza Association and the National Texaco Wholesale Association.  He has also sat on the Logan County Fair Board and was past president of the Oakley Country Club.

David Mann.  Mr. Mann has been a member of our Board since our company’s inception.  He attended Kansas State University.  Mr. Mann has been a farmer and cattle rancher in the Quinter, Kansas area for 31 years.  He currently serves as a board member of the Northwest Kansas Groundwater Management District #4, and has also served on the school board for the U.S.D. 293 School District, and the board of the Northwest Kansas Educational Service Center in Oakley, Kansas.

Class A Nominees at this Annual Meeting:

Jeff Torluemke.  Mr. Torluemke has been a member of our Board since our company’s inception.  He serves as President of the Board.  Mr. Torluemke began serving as our Chief Executive Officer in January 2006 and stepped down on January 25, 2007.  He previously served as our Chief Executive Officer from 2001 until November 12, 2003.  Mr. Torluemke received a Bachelor of Science in Agricultural Economics from Colorado State University in 1981.  He has been the executive vice president of the State Bank of Hoxie since 1993.  From 1985 to 1993 he held various positions, including Chairman, of the Peoples State Bank in Colby, Kansas.  He has also farmed in the Hoxie, Kansas area since 1976.  He has served as president of the Bankers Association of Northwest Kansas, and on the Agricultural Committee of the Kansas Bankers Associations.

Ben Dickman.  Mr. Dickman has been a member of our Board since our company’s inception.  He serves as Secretary of the Board.  He received a Bachelor of Science in Agricultural Economics from Kansas State University in 1975.  He has been farming in the Grinnell, Kansas area since 1976 and is currently a member of the School Board for the U.S.D. 291 Grinnell School District.

Class B and C Nominees at this Annual Meeting:

Harry Joe Pratt.  Mr. Pratt has not previously served on our Board of Managers.  Mr. Pratt is currently a loan officer with First State Bank in Hoxie, Kansas, where he has been employed since 1994.  Mr. Pratt also operates a farm and cattle ranch in Hoxie with his father, Fred Pratt.  Prior to joining the bank, Mr. Pratt was a general practice attorney and a partner with Clark, Shelton & Pratt, P.A. in Hill City, Kansas.  Mr. Pratt received his undergraduate degree in business from Ft. Hays State University in 1981.  He received his Juris Doctorate from Washburn Law School in 1983.

Troy Sporer.  Mr. Sporer has not previously served on our Board of Managers. He is a lifetime resident of the Oakley, Kansas area and the vice president and co-owner of Sporer Land Development, Inc., a family-run business since 1961 focusing on heavy highway construction.  Mr. Sporer also owns and operates a farming operation in northwest Kansas.  Mr. Sporer received a degree in Agriculture Agronomy from Kansas State University in 1985 and currently serves on the board of directors of the Kansas Contractors Association.

Jeff Rosskam.  Mr. Rosskam has not previously served on our Board of Managers. Mr. Rosskam was the president and founder of United Bio Energy (“UBE”), a partnership jointly held by ICM, Inc. and Fagen, Inc.  Immediately prior to starting UBE, he spent seven years at ICM, Inc., an ethanol process technology firm, where he was the senior vice president.  Prior to that, he was an operations manager for Renewable Oxygenates, Inc. a Wisconsin cheese whey-to-ethanol firm and worked three years as an engineering project manager for Broin and Associates, an ethanol processing engineering firm.  Mr. Rosskam has previously served on the founding board of directors of Badger State Ethanol, located in Monroe, Wisconsin, and US Energy Partners of Russell, Kansas.  He also served on the board of directors of Big River Resources of West Burlington, Iowa and Denco, LLC of Morris, Minnesota.  Mr. Rosskam grew up on an Iowa farm and worked as a mechanic and industrial electrician before he attended Iowa State University and received a degree in Business Administration.

Harvey Heire.  Mr. Heire has not previously served on our Board of Managers.  He is a lifetime resident of Grainfield, Kansas who has been farming and ranching in the area since graduating from high school in 1976.  Mr. Heire previously served on the local co-op board for nine years and is currently serving on the Kansas Corn Commission.

Each manager elected at the 2006 annual meeting will serve a term of three years; their term of office will expire at the 2009 annual meeting to be held in 2010.

Executive Officers

In addition to officers of the Board of Managers described above, the Company has the following executive officer as of the date of this proxy statement:

Steven McNinch.    Mr. McNinch was appointed General Manager of our company in February 2006 and was appointed Chief Executive Officer on January 25, 2007.  Immediately prior to his appointment as General Manager, Mr. McNinch served as the polyurethane department manager for the Belleville Shoe Manufacturing Company in Belleville, Illinois, where he was responsible for day-to-day operations, capital budgeting and staffing of the department and had occupied that position from November 2004.  Between 2002 and November 2004, he was the manufacturing manager for DBM Technologies of Owensboro, Kentucky, where he was responsible for the day-to-day operations of two manufacturing facilities engaged in the production of plastic automotive components. From 1998 to 2001, Mr. McNinch served as the manager of manufacturing for Rubbermaid in Winfield, Kansas, where he was responsible for the day-to-day operation of two manufacturing facilities engaged in the production of household products.  He received a Bachelor of Arts in Chemistry and Physics in 1995 and a Master of Business Administration in 2002 from the Southwestern College located in Winfield, Kansas.

Officers of the Company serve at the pleasure of the Board of Managers.

Class A Voting Procedures

Although each Class A member is entitled to cast only one vote for each matter to be voted on at the annual meeting regardless of the number of Class A units that he, she or it owns, each Class A member may cast that vote for each of two different Class A Manager nominees because there are currently two Class A seats open on our Board of Managers.  That is, each Class A member may vote for, or withhold his vote from, each of the two Class A nominees.  Class A members may not cast more than one vote for any one Class A nominee and may not cumulate their votes.

Class B and Class C Voting Procedures

Each Class B and Class C member is entitled to cast as many votes for one nominee for the Class B and C Manager as the number of Class B or Class C units each member owns.  Because there is only one Class B and Class C seat open on the Board, the holders of Class B units and holders of Class C units may only vote for one nominee.  The number of votes cast for that one person, unlike Class A members, will depend on the number of units the Class B and Class C member owns.  To illustrate, if a member owns one Class B or Class C unit, such member may cast only one vote for, or withhold that vote from, one Class B and C nominee.  Alternatively, if a member owns 100 Class B or Class C units, such member may cast 100 votes for, or withhold those votes from, one Class B and C nominee.

If a quorum is present at the meeting, the two nominees for Class A Manager receiving the greatest number of votes will be elected to the Board of Managers and the one nominee for Class B and C Manager receiving the greatest number of votes will be elected to the Board of Managers.  The Board of Managers recommends a vote FOR each of the nominees for the Class A Managers and has not taken a position on recommending any of the above nominees for the Class B and Class C Manager.

Item 2:  APPOINTMENT OF AUDITOR
On November 3, 2006, the Audit Committee unanimously approved the appointment of Stark Winter Schenkein & Co., LLP, as the principal accountant and independent auditor for the 2007 fiscal year, and solicits the ratification of this appointment by the Company’s members.  Stark Winter Schenkein & Co., LLP has been the Company’s independent auditor since 2003.  Neither such firm, any of its members nor any of its associates, has or has had during the past four years, any financial interest in the business or affairs, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

A representative from the firm of Stark Winter Schenkein & Co., LLP, is expected to be present at the annual meeting.  Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent auditor.  The Board of Managers unanimously recommends a vote FOR the ratification of the appointment of the independent auditors.

Item 3: AMENDMENT TO OPERATING AGREEMENT

The Board of Managers has unanimously approved amending the Operating Agreement to eliminate the freight allowance provided to Class A members.  The text of the provisions of the Operating Agreement affected by the proposed amendment is set forth in Annex A to this proxy statement.  The Board of Managers believes it is in the best interest of the Company and its members to eliminate the freight allowance because the costs of administration of the program outweigh the benefits.  The Company’s management spends a disproportionate amount of time tracking the proper payment of the freight allowance in light of the small percentage of Class A members who avail themselves of the allowance.  According to Company records, 3.9% of the Class A members entitled to such payments take advantage of the program.  The Board believes the Company would receive a greater benefit if management’s time and resources were focused on other aspects of management of the Company in view of the amount of the time spent by management to administer the freight allowance program.

The Board is currently reviewing the possibility of establishing a matching service for the Company’s membership units to provide its members with more liquidity.  Given the likelihood  that Class A membership units will trade more easily if the matching service is established, the Board also believes that the freight allowance may become a larger administrative burden due to the fact that the Class A membership units will become more widely held than was anticipated during the Company’s formation.  The elimination of the freight allowance for Class A members will align the membership interests more closely with the Class B and C membership interests, since Class A is the only class currently entitled to the freight allowance.

Only the Class A members will vote on this proposal, since Class B and C members will not be affected by the amendments. Approval of an amendment to the Operating Agreement is not required to be submitted to the members pursuant to the Company’s Operating Agreement.  However, under Section 3.9(e) of the Operating Agreement, the members can vote on any matters so recommended by the Board of Managers.  The Board is recommending that the members vote on this matter since it directly impacts the rights of the Class A members.  In the event of a negative vote by the Class A members, the Company anticipates adhering to the determination of the Class A members.

If the Class A members approve the amendment, it would eliminate the freight allowance provided to Class A members.  The Board of Managers unanimously recommends a vote FOR the approval to amend the Operating Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of Forms 3, 4 and 5, filed under the Securities Exchange Act of 1934, and written representations received by our company from its officers, directors, and the holders of 10% or more of its membership units, we do not believe any individual failed to timely file such form as required by Section 16 of the Exchange Act during the fiscal year ended September 30, 2006.  However, we believe that Hoxie Feedyard, the owner of more than 10% of the outstanding membership units, has failed to file any reports required by Section 16.

BOARD COMMITTEES AND OTHER BOARD INFORMATION

Communications to the Board of Managers

The Company’s Board of Managers maintains a policy of reviewing and considering communications from members.  Any member who desires to contact the Board of Managers may do so electronically by sending an email to smcninch@wpellc.com, or by writing to the Board of Managers at the Company’s principal executive office located at 3022 County Road 18, Oakley, Kansas 67748.

Managers of the Company periodically review communications from members and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board.  Managers may also attend the annual meeting of members and receive communications directly from members at that time.  At the 2005 annual meeting, held in March 2006, seven of the then-sitting managers attended the meeting.

Board Committees and Meetings

The Board of Managers maintains a standing audit, nominating, compensation, and risk management committee.

Audit Committee.  The Audit Committee, comprised of Jeff Torluemke, Ben Dickman, Ron Blaesi and David Mann, oversees the selection and appointment of our independent registered public accounting firm by the Board of Managers, reviews the proposed scope, content and results of the audit performed by the accountants and any reports and recommendations made by them.  We believe the members of the Audit Committee meet the definition of “independent” as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules except for Mr. Torluemke.  By virtue of his service as the Chief Executive Officer until January 2007, Mr. Torluemke was not “independent” as defined in the rule.

Our Board of Managers has determined that Jeff Torluemke qualifies as an audit committee financial expert, in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the audit committee functions.  Mr. Torluemke acquired these attributes through experience in connection with his responsibilities at the State Bank of Hoxie, where he serves as an officer.

Audit Committee Report.  The Audit Committee of the Board of Managers is pleased to present the following Audit Committee report:

We have reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2006 with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent accountants, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended with respect to those statements.  We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees)

and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements.  Based on this review and these discussions, we recommended to the Board of Managers that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

We have also reviewed the various fees that we paid or accrued to Stark Winter Schenkein & Co., LLP during fiscal 2006 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

The following table sets forth fees paid to our independent accountants, Stark Winter Schenkein & Co., LLP for the last two fiscal years:

	2006	2005
Audit Fees	$38,050	$53,010
Audit Related Fees	15,450	0
Tax Fees	0	42,867
All Other Fees	8,185	8,565
Total Fees	$61,685	$104,442

It is the policy of the Audit Committee to engage the independent accountants selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent accountants are independent of the Company.  Also in keeping with its policy, all services of the independent accountants reflected above were pre-approved by the Audit Committee.

The Audit Committee adopted a written charter in November 2005 which may be updated from time to time.  A copy of the charter was attached to the proxy statement for fiscal 2005.

Respectfully submitted,

Ben Dickman (Chairman)

Jeff Torluemke

David Mann

Ron Blaesi

Nominating Committee.  The Nominating Committee, comprised of Brian Baalman, Gary Johnson and David Mann, is responsible for identifying and evaluating potential candidates for nomination to the Board of Managers and reporting to the Board thereon.  The Nominating Committee has not adopted a formal charter.  Our Board has adopted the following criteria which an individual must meet in order to be nominated to our Board of Managers:  (i) the individual must be a natural person over 21 years of age; (ii) the individual should have management experience; (iii) the individual should have knowledge about the issues affecting the Company’s business; (iv) the individual should have exemplary personal integrity and reputation, sound judgment, and strong decision-making ability; (v) independence; and (vi) the individual should have sufficient time to devote his or her energy and attention to the diligent performance of his or her duties, including, but not limited to, review of our company’s documents, SEC filings and other materials and the attendance at Board and committee meetings, as applicable.

Our Operating Agreement provides that the Board of Managers shall be comprised of nine individuals.  The Board of Managers evaluates the appropriate size, from time to time, and may make recommendations to the members if it deems change is appropriate.  If vacancies are anticipated or otherwise arise, the Board of Managers considers candidates for Managers suggested by members of the Board of Managers, as well as management, members, and other parties.  The Board has consistently maintained a policy of considering the nomination of candidates recommended by its members.

In the case of an incumbent manager whose term of office expires, the committee or the Board will review such manager’s service to our company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation, and whether the candidate continues to meet the general qualifications for a Board member outlined above, and make a recommendation regarding such manager’s nomination for re-election.  If any member of the Board of Managers is an incumbent manager eligible to stand for re-election, such manager shall not participate in the discussion of such manager’s recommendation for nomination for election as a manager by the Board of Managers.

In the case of a new manager candidate, the committee may evaluate whether the nominee is independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc., Marketplace Rules, and whether the nominee meets the qualifications for a Board member outlined above.  In connection with such evaluation, the committee determines whether the Board should interview the nominee, and if warranted, one or more members of the committee shall interview the nominee in person or by telephone.  Upon completing the evaluation, and the interview if deemed necessary, the committee makes a recommendation as to whether to nominate the director nominee for election at the next meeting of members at which managers will be elected.

Our Nominating Committee will consider properly submitted member recommendations of candidates to our Board.  A member who wishes to recommend a prospective manager nominee should send a letter directed to the Nominating Committee of the Board of Managers at 3022 County Road 18, Oakley, Kansas 67748.  Such letter must be signed and dated and the following information must be included in or attached to the letter:  (i) name and address of the member making the recommendation; (ii) proof that the member was the member of record, and/or beneficial owner of membership units as of the date of the letter; (iii) the name, address and resume of the recommended nominee; and (iv) the written consent of the recommended nominee to serve as a manager of the Company if so nominated and elected.

Compensation Committee.  The Compensation Committee, comprised of Jeff Torluemke and Gary Johnson, is responsible for reviewing the compensation of our executive officers and managers on an ongoing basis and making recommendations to the Board with respect to such compensation.  In performing this function, the Compensation Committee may consider, among other things, the types of compensation and amounts paid to officers and directors of companies of similar size, stage of development in our industry and activity levels.  The committee may also consider the need to maintain competitiveness and recruit and retain qualified personnel within the context of our financial and other resources.  The Compensation Committee has not adopted a formal charter.

Compensation Committee Report.  The Compensation Committee of the Board of Managers is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement in the section titled “Executive Compensation” below.  Based upon review of the discussions herein, the Compensation Committee recommended to the

Board of Managers that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Jeff Torluemke

Gary Johnson

Risk Management Committee.  The Risk Management Committee, comprised of Brian Baalman, Ron Blaesi, Ben Dickman, Scott Foote, David Mann and Richard Sterrett, is responsible for evaluating and managing price risks arising from fluctuations in prices of commodities with a focus on our ethanol price margin.  The committee makes recommendations to management with respect to our forward-contracting and hedging strategies to assist us in managing these risks.

During the 2006 fiscal year, the Board of Managers met 14 times.  Robert Casper attended less than 75% of the meetings held during that time.

Independence

The Board has affirmatively determined that all of the managers meet the definition of “independent” as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules except for Messrs. Torluemke and Sterrett.  By virtue of their service as the Chief Executive Officer and Chief Financial Officer, Messrs. Torluemke and Sterrett are not “independent” as defined in the rule.

Ethics Policy

On January 18, 2005, the Board of Managers adopted a code of ethics for its chief executive officer, its principal financial and accounting officers, its controller and persons performing similar functions for the Company.  The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting the affairs of the Company.  The Company has filed the Code of Ethics as Exhibit 14 to its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 and any interested member may obtain a copy without charge by contacting Debbie Nelson at (785) 672-8810 or dnelson@wpellc.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The individuals who served as our Chief Executive Officer and Chief Financial Officer during the fiscal year ended September 30, 2006, as well as other individuals included on the Summary Compensation Table below, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.

Overview of Compensation Philosophy and Objectives

The Company’s goal in designing its executive and employee compensation is to achieve two principal objectives.  First, the program is intended to be fully competitive so the Company may attract, motivate and retain talented executives and certain key employees.  Second, the program is intended to create an alignment of interests between the Company’s executives and key employees, on the one hand, and its members, on the other, such that a portion of each executive’s or key employee’s compensation varies with business performance.  The compensation program is designed to reward Company profitability, which is greatly impacted by the efficiency and consistency of the Company’s operations.

The Company’s current compensation structure is based on cash payments to its executives and employees.  The Company does not presently award equity-based compensation.  This decision is based in part on the unique nature of the Company as a partnership for income tax purposes with the concurrent restrictions on trading of its securities.  However, the Company believes its cash-based structure achieves its compensation objectives.   Specifically, the Company believes that the present compensation structure appropriately aligns the interests of the executives and key employees with its members through the payment of cash bonuses based in part on Company performance.  The availability of excess cash from operations, which the Compensation Committee takes into account when recommending bonuses to the Board of Managers for executives and key employees, is also distributed regularly to the members of the Company.  Management receives the proper incentive and motivation to manage operations as efficiently as possible to increase the amount of cash generated by operations.

The Company does not currently employ any long-term incentive plans, deferred compensation arrangements or defined benefit or pension plans.  The Company offers a defined contribution plan in the form of a 401(k) plan to its employees.

Historically, the Company has not paid a salary to Mr. Torluemke while serving as Chief Executive Officer or to Mr. Sterrett while serving as Chief Financial Officer.  This was due in part to the Company’s desire to conserve cash and also in part to the Board of Managers decision that additional compensation was not necessarily appropriate since the individuals were involved in management through their positions on the Board of Managers and the activities related to such positions did not require a significant amount of the individual’s time.  However, as the Company’s operations have grown since its inception, the Board of Managers has determined that when and as practicable, the General Manager will also serve as the Company’s Chief Executive Officer.  Mr. McNinch’s recent appointment to Chief Executive Officer demonstrates this policy and his salary may be adjusted to reflect his additional responsibility.  Likewise, the Board of Managers may in the future determine that it would be in the best interest of the Company and its members to appoint an individual who is not a current manager to serve as Chief Financial Officer.  If this were to occur, the Company would expect to compensate this individual in accordance with the Company’s compensation policies discussed above.

Elements of Compensation

Base salary ranges and increases for the named executive officers are established annually based on competitive data within the industry and relative to the geographic area in which our ethanol plant is located.  Within those ranges, individual rates vary based upon the individual’s work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization.  Annual salaries for newly-hired executives are determined at the time of hire taking into account the above factors other than tenure.  Due to Mr. McNinch’s status as a newly-hired executive in 2006 and because Messrs. Torluemke and Sterrett served in their capacities without compensation, there were no adjustments to the named executive officers’ annual salaries during the 2006 fiscal year.

Cash bonuses may be recommended by the Compensation Committee, in its discretion, based on individual and Company performance.  There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives.  The Compensation Committee is vested with the discretion to determine the amounts and timing of any bonus awards, and past practice has led to the Committee recommending bonuses to be awarded on an annual basis.  The Compensation Committee awarded Steven McNinch a cash bonus of $30,000 in 2006.

Additional benefits provided to Company executives and key employees as part of their compensation packages include health, life and disability insurance and participation in the Company’s 401(k) plan.  The Company believes these benefits are both reasonable and competitive.  To the extent the named executive officers participate in these programs, they do so on the same basis as the other employees of the Company.

Summary Compensation Table

The following table sets forth the total compensation paid to the Company’s named executive officers, including the General Manager, Chief Executive Officer and Chief Financial Officer for the past three fiscal years.  Messrs. Torluemke and Sterrett, who served as the Company’s Chief Executive Officer and Chief Financial Officer, respectively, during 2006, were not compensated in their capacities as such.  The Company does not issue equity awards, non-equity incentive plan compensation or administer a pension or non-qualified deferred compensation plan for its named executive officers, thus this information is omitted from the table below:

Name and Principal Position	Year	Salary	Bonus	All other Compensation		Total
Jeff Torluemke	2006	$ ―	$ ―	$ ―		$ ―	(2)
Chief Executive	2005	―	―	―		―
Officer and	2004	―	―	―		―
President(1)

Steven McNinch	2006	$73,022	$30,000	$15,915	(4)	$118,937
General Manager and Chief Executive Officer(3)

Richard Sterrett	2006	$ ―	$ ―	$ ―		$ ―	(5)
Chief Financial	2005	―	―	―		―
Officer	2004	―	―	―		―

(1)  Mr. Torluemke stepped down as Chief Executive Officer on January 25, 2007.

(2)  Excludes fees received by Mr. Torluemke in his capacity as a member of the Board of Managers and amounts received as member distributions, which are paid under the same terms and conditions as other members.

(3)  Mr. McNinch was appointed our General Manager effective February 21, 2006.  On January 25, 2007, Mr. McNinch was appointed our Chief Executive Officer.

(4)  Includes $9,840 for relocation expenses and $6,075 for the Company’s portion of contributions to Mr. McNinch’s 401(k).

(5)  Excludes fees received by Mr. Sterrett in his capacity as a member of the Board of Managers and amounts received as member distributions, which are paid under the same terms and conditions as other members.

Manager Compensation

Each member of the Board of Managers received $300 for each meeting attended in person and $150 for each committee meeting attended during fiscal 2006.  We also reimburse the Managers for reasonable expenses incurred by them in carrying out their duties as such.  Members of the Board of Managers who are also holders of capital units will receive the same membership benefits that other members receive.

The following table sets forth the total compensation paid to the members of the Board of Managers in fiscal 2006.  The Company does not issue equity awards, non-equity incentive plan compensation or administer a pension or non-qualified deferred compensation plan for its managers, thus this information is omitted from the table below:

Name	Fees earned or paid in cash	All other compensation	Total
Jeff Torluemke	$3,550	$ ―	$3,550
Richard Sterrett	3,650	―	3,650
Ben Dickman	3,750	―	3,750
Brian Baalman	3,250	―	3,250
Ron Blaesi	2,550	―	2,550
Scott Foote	3,150	―	3,150
Gary Johnson	3,500	―	3,500
David Mann	3,000	―	3,000
Robert Casper	600	―	600

Employment Agreements and Severance Arrangements

Effective March 27, 2006, we entered into an employment contract with Steven McNinch, our General Manager, which provides for payment of annual salary to Mr. McNinch in the amount of $120,000 and certain other benefits, including a moving allowance.  If the employment agreement is terminated without “cause” as defined therein, Mr. McNinch is entitled to severance pay equal to three months salary.  The agreement does not provide for additional health or life insurance benefits beyond Mr. McNinch’s termination of employment.  The term of the employment agreement expired on February 21, 2007, and the Company and Mr. McNinch temporarily extended the agreement until a new agreement was executed on April 17, 2007.  The new employment agreement entitles Mr. McNinch to an annual salary in the amount of $145,000 and incentive compensation in the form of quarterly cash payments equal to 0.33% of the Company’s net earnings (but not to exceed $108,750 annually) if certain Company performance standards are achieved each fiscal quarter.  If the Employment Agreement is terminated without “cause” as defined therein Mr. McNinch is entitled to severance pay equal to two years salary.

Compensation Committee Interlocks and Insider Participation

Jeff Torluemke and Gary Johnson served on the Compensation Committee during fiscal 2006, and Mr. Torluemke served as our Chief Executive Officer during that period.

LEGAL PROCEEDINGS

No material legal proceedings, to which the Company is a party or to which the property of the Company is subject, is pending or is known by the Company to be contemplated.  Also, the Company is not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the ownership of our capital units by each officer and manager individually, all officers and managers as a group and all beneficial owners known to us to hold more than 5% of any class of the Company’s membership units.  As of April 27, 2007, we had issued and outstanding 2,286 Class A units; 1,744 Class B units; and 50 Class C units.  Unless otherwise stated, the address of each individual is c/o Western Plains Energy, LLC, 3022 County Road 18, Oakley, Kansas 67748.  All unit ownership listed in the table is direct, unless otherwise indicated.

The following unit holders have sole voting and investment power with respect to the units, unless otherwise indicated:

Class	Name	Number of Units	% of Class
Class A	Jeff Torluemke, Manager,(1)	35	1.53%
Class A	Richard Sterrett, Manager, Officer(2)	48	2.10%
Class A	Brian Baalman, Manager(3)	127	5.56%
Class A	Ronald Blaesi, Manager	12	0.52%
Class A	Ben Dickman, Manager(4)	24	1.05%
Class A	Gary Johnson, Manager	14	0.61%
Class A	David Mann, Manager(5)	14	0.61%
Class A	Harry Joe Pratt, Manager Nominee	2	0.09%
Class A	Troy Sporer, Manager Nominee	2	0.09%
Class A	Harvey Heire, Manager Nominee	30	1.31%
Class A	Managers and Officers as a group	274	11.99%

Class B	Jeff Torluemke, Manager,	107	6.14%
Class B	Richard Sterrett, Manager, Officer(6)	16	0.92%
Class B	Gary Johnson, Manager(7)	18	1.03%
Class B	Scott Foote, Manager(8)	413	23.68%
Class B	Hoxie Feedyard, Inc., Member(9)	413	23.68%
Class B	Roch Meier, Member(10)	100	5.73%
Class B	Brian Baalman, Manager	50	2.87%
Class B	Sporer Land Development, Inc.(11)	20	1.15%
Class B	Managers and Officers as a group	604	34.63%

Class C	Ethanol Products, LLC(12)	50	100%

(1)                                  Includes five (5) Class A units owned by Mr. Torluemke’s spouse.

(2)                                  Represents Class A units owned by Richard Sterrett Trust No. 9.  Mr. Sterrett is the sole Trustee.

(3)                                  Includes twelve (12) Class A units owned by the Baalman Feedyard Partnership and twelve (12) Class A units owned by the B2C Partnership.  The Baalman Feedyard Partnership is a Kansas general partnership.  Its two partners are: B2C Partnership, a Kansas general partnership owned and controlled by two Kansas corporations, one solely owned by Mr. Baalman and one solely owned by his spouse; and the Gary and Janice Baalman, L.P.

(4)                                  Includes four (4) Class A units owned by BJ Ag Producers, Inc., a Kansas corporation.  Mr. Dickman is the President and 50% owner of BJ Ag Producers, Inc.  Mr. Dickman’s spouse also owns 50% of BJ Ag Producers, Inc.

(5)                                  Includes six (6) Class A units owned by Mr. Mann’s spouse.

(6)                                  Includes sixteen (16) Class B units owned by Sunflower Chemical.  Mr. Sterrett has a 50% ownership interest in Sunflower Chemical.

(7)                                  Includes eight (8) Class B units owned by Mitten, Inc.  Mr. Johnson owns 51% of Mitten, Inc., and is the President and General Manager.

(8)                                  Includes 413 Class B units owned by Hoxie Feedyard, Inc.  Mr. Foote is the general manager of Hoxie Feedyard, Inc.

and in that capacity has been given voting control over these units by voting agreement.

(9)                                  Hoxie Feedyard, Inc.’s address is P.O. Box 65, Hoxie, Kansas, 67740.

(10)                            The unitholder’s address is HC 1 Box 53, Menlo, Kansas, 67753.

(11)                            Sporer Land Development, Inc.’s address is P.O. Box 246, 431 US Hwy 83, Oakley, Kansas, 67748. Troy Sporer, a nominee for Class B and C Manager, is the vice president and co-owner of that entity.

(12)                            Ethanol Products, LLC’s address is 111 South Ellis, Wichita, Kansas, 67211.  Mr. Robert Casper is the President of Ethanol Products, LLC and has an 18.5% ownership interest in that entity.

Changes in Control

We know of no arrangements, including the pledge of any units, that would result in a change in control of our company.

Certain Relationships and Related Transactions.

Procedures and Policies.  We consider “related party transactions” to be transactions between the Company and (i) a manger, executive officer, manager nominee or beneficial owner of greater than five percent of our securities; (ii) the spouse, parents, children siblings or in-laws of any person named in (i); or (iii) an entity in which one of our managers or officers is also a director or officer or has a financial interest.

The managers of our Company who do not have an interest in the potential related party transaction (the “disinterested managers”) are responsible for evaluating and approving the transaction by a majority vote of the disinterested managers.

Ethanol Products, LLC.  We sell all of the ethanol that we produce to Ethanol Products, LLC.  In exchange, we receive the gross sales price of the ethanol, less the costs of transportation and storage and an administrative fee of $.01 per gallon of ethanol sold.  During the fiscal years ended September 30, 2006 and 2005, we paid $455,353 and $401,800, respectively, in administrative fees to Ethanol Products.  Mr. Robert Casper, a former member of the Board of Managers and the owner of all of the outstanding Class C membership units, holds an 18.5% ownership interest in Ethanol Products and is the president of that entity.

ICM, Inc.  We contracted with ICM, Inc. for the original construction, expansion and maintenance of our ethanol plant and the purchase of substantially all the equipment used in that facility.  During the fiscal years ended September 30, 2006 and 2005, the Company paid ICM an aggregate of $377,206 and $4,143,666, respectively, for the construction and expansion of the plant.  David Vander Griend, a former member of the Board of Managers and the former beneficial owner of more than 10% of the outstanding Class B membership units, is also the president and controlling shareholder of ICM.

We contract with United Bio Energy Ingredients, LLC (“UBE”) to sell the distillers grains produced at our plant.  Under the terms of our contract with UBE, we receive the gross selling price of the grain, less applicable transportation costs and a fee of two to two and one-half per cent of the selling price, depending on whether UBE sells distillers wet grains or distillers dried grains.  During the fiscal years ended September 30, 2006 and 2005, the Company paid UBE a fee of $295,458 and $261,121, respectively, in connection with the sale of distillers grains.  UBE is 50% owned by ICM. Jeff Rosskam, a nominee for the Class Band C Manager, is the former president and founder of UBE.

Our Board of Managers considers these arrangements with Ethanol Products, ICM and UBE to be no less favorable than could be obtained from an unaffiliated party.

Each manager or their affiliates own capital units in our company and as members they receive distributions under the same terms and conditions as other members.

Annual Report

The Annual Report on Form 10-K for the 2006 fiscal year for the Company has been mailed to each member with this proxy statement.

Members’ Proposals for the 2007 Annual Meeting

We currently expect the Company will hold its 2007 annual meeting in March 2008.  Any member proposal intended to be considered for inclusion in the proxy statement for presentation at the 2007 annual meeting of members must be received by the Company no later than December 15, 2007.  It is suggested that the proposal be submitted by certified mail-return receipt requested.  Members who intend to present a proposal at the 2007 annual meeting of members without including such proposal in the Company’s proxy statement must provide us with a notice of such proposal no later than January 15, 2008.  We reserve the right to reject, rule out of order or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Business

The Board of Managers knows of no other matter to be acted upon at the annual meeting.

BY ORDER OF THE BOARD OF MANAGERS

May 16, 2007	/s/ Ben Dickman
Ben Dickman, Secretary of the Board of Managers

TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE COUNTED IN THE SELECTION OF THE BOARD OF MANAGERS, RATIFICATION OF THE AUDITORS AND THE AMENDMENT TO THE OPERATING AGREEMENT FOR CLASS A HOLDERS, WE URGE YOU TO COMPLETE AND MAIL-IN THE ENCLOSED MAIL-IN BALLOT AND ATTEND THE ANNUAL MEETING.

ANNEX A

AMENDMENT TO THIRD AMENDED AND RESTATED OPERATING
AGREEMENT OF WESTERN PLAINS ENERGY, L.L.C. DATED JULY 7, 2003

As described in the section entitled “Proposal 3 – Amendment to Operating Agreement,” the proposed amendment to the Operating Agreement would alter the current text of the Operating Agreement as shown below. (Legend: insertion ~~deletion~~)

3.9           Classes and Voting.  Unless the Articles state to the contrary or as provided by this Operating Agreement, or any amendment hereto, there shall be four classes of Members:  Class A Members, Class B Members, Class C Members, and Class D Members.  The Board of Managers may establish additional classes or groups of one or more Members.

(a)           Class A Members.  Class A Members shall be entitled to vote on all matters coming to a vote of the Class A Members.  Each Class A Member may cast only one vote on each matter brought to a vote of the Class A Members, regardless of the number of Class A Capital Units owned. On all matters to be voted upon by the Class A Members, the affirmative vote of the majority of the Class A Members shall be the act of the Class A Members.  Class A Members may elect to deliver grain to the Company or purchase distiller’s grain from the Company pursuant to a separate grain delivery agreement and/or distiller’s grain purchase agreement reasonably acceptable to the Board of Managers.  ~~Each Class A Member shall receive a freight allowance, as set by the Board of Managers, and as may be amended from time to time, with respect to grain purchased by the Company from, or distiller’s grain sold to, the Class A Members.  As set forth in Exhibit A, the Board of Managers has approved a freight allowance of up to 2,500 bushels of corn or 70.0 tons of distiller’s grain annually per Class A Capital Unit owned, and may also in its sole discretion, approve a freight allowance for other kinds of grain in the future.~~

5.1           Class A Capital Units.

~~(d)           Grain Delivery or Distiller’s Grain Purchase Option.  A Class A Member, whether purchasing Class A Capital Units in the Offering or through a Disposition from a Member may elect to deliver grain to the Company or purchase distiller’s grain from the Company pursuant to a separate grain delivery agreement and/or distiller’s grain purchase agreement reasonably acceptable to the Board of Managers and shall be entitled to receive a freight allowance. As set forth in Exhibit A, the Board of Managers has approved a freight allowance of up to 2,500 bushels of corn or 70.0 tons of distiller’s grain annually per Class A Capital Unit owned and may also, in its sole discretion, approve freight allowance for other kinds of grains in the future, which may be amended by the Board of Managers from time to time on an equal basis with respect to all Class A Members who have entered into a grain delivery or distiller’s grain purchase agreement.  No such freight allowance shall be available to any Class A Member unless the Company has previously entered into a grain delivery or distiller’s grain purchase agreement with such Member.~~

CLASS A MEMBER MAIL-IN BALLOT

WESTERN PLAINS ENERGY, L.L.C.

2006 ANNUAL MEETING

June 11, 2007

By signing below, I certify that:

I am either the owner or authorized representative of the owner of Class A capital units of Western Plains Energy, L.L.C. and have full power and authority to one vote for the nominees listed below, regardless of the number of units that are owned; and

I vote such capital units on the following matters as set forth below.

☒                                 Please mark vote as in this example

ELECTION OF MANAGERS

☐                                   FOR all of the Class A nominees listed below (except as indicated) to serve a three year term:

JEFF TORLUEMKE

BEN DICKMAN

☐                                   WITHHOLD vote for ALL nominees listed above

☐                                   WITHHOLD vote for the individual nominee listed below:

(print name of individual)

APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent accountants for the fiscal year ending September 30, 2007.

☐                                   FOR ratification of the auditors

☐                                   AGAINST ratification of the auditors

☐                                   ABSTAIN with respect to ratification of the auditors

APPROVAL OF AMENDMENT TO THE OPERATING AGREEMENT

Indicate your vote with respect to the amendment to the Company’s Operating Agreement to eliminate the freight allowance provided to Class A members.

☐                                   FOR amendment to the Operating Agreement to eliminate the freight allowance for Class A members

☐                                   AGAINST amendment to the Operating Agreement to eliminate the freight allowance for Class A members

☐                                   ABSTAIN with respect to amendment to the Operating Agreement to eliminate the freight allowance for Class A members

**YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS A NOMINATED MANAGER, FOR THE RATIFICATION OF THE INDEPENDENT AUDITOR AND FOR THE AMENDMENT TO THE OPERATING AGREEMENT.**

WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MARKED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTE WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS AND AMENDMENT TO THE OPERATING AGREEMENT

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE JUNE 10, 2007 TO KENNEDY AND COE, LLC, ATTENTION DONNA FUNK, 250 N. ROCK ROAD SUITE 270, WICHITA, KANSAS 67206, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO THE ATTENTION OF DONNA FUNK AT (316) 685-1868 OR BY HAND DELIVERING IT TO  KENNEDY AND COE, LLC AT THE ADDRESS ABOVE.

The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated May 16, 2007, and (2) the proxy statement dated May 16, 2007.

Signature of Unit Holder or Authorized Person

Please Print Name

Title (if Applicable)

Date

INSTRUCTIONS:  If you are signing as an individual, please sign exactly as your name appears on the membership list.  If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title.  If units are held jointly, the signatures of all owners are required.

CLASS B AND C MEMBER MAIL-IN BALLOT

WESTERN PLAINS ENERGY, L.L.C.

2006 ANNUAL MEETING

June 11, 2007

By signing below, I certify that:

I am either the owner or authorized representative of the owner of              Class B or              Class C capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for the nominee listed below, and

I may cast one vote for each capital unit that I own or am representing.

☒                                 Please mark vote as in this example

ELECTION OF MANAGERS (vote for only one)

FOR the Class B and C Manager nominee listed below to serve a three year term:

☐                                   HARRY JOE PRATT

☐                                   TROY SPORER

☐                                   JEFF ROSSKAM

☐                                   HARVEY HEIRE

☐                                   WITHHOLD vote for the nominees listed above

APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent accountants for the fiscal year ending September 30, 2007.

☐                                   FOR ratification of the auditors

☐                                   AGAINST ratification of the auditors

☐                                   ABSTAIN with respect to ratification of the auditors

**YOUR BOARD HAS NOT TAKEN A POSITION ON RECOMMENDING ANY OF THE NOMINEES FOR THE CLASS B AND C NOMINATED MANAGER, AND RECOMMENDS VOTING FOR THE RATIFICATION OF THE INDEPENDENT AUDITOR.**

WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MARKED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTES WITH REGARD TO THE NOMINEE FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS.

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE JUNE 10, 2007 TO KENNEDY AND COE, LLC, ATTENTION DONNA FUNK, 250 N. ROCK ROAD SUITE 270, WICHITA, KANSAS 67206, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO THE ATTENTION OF DONNA FUNK AT (316) 685-1868 OR BY HAND DELIVERING IT TO KENNEDY AND COE, LLC AT THE ADDRESS ABOVE.

The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated May 16, 2007, and (2) the proxy statement dated May 16, 2007.

Signature of Unit Holder or Authorized Person

Please Print Name

Title (if Applicable)

Date

INSTRUCTIONS:  If you are signing as an individual, please sign exactly as your name appears on the membership list.  If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title.  If units are held jointly, the signatures of all owners are required.